UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2013

Date of reporting period:	January 1, 2013 — June 30, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

6|30|13

Semiannual report

Putnam VT
Money Market Fund

Putnam INVESTMENTS

Message from the Trustees

Dear Fellow Shareholder:

Stock markets around the world have exhibited volatility recently, as the U.S. Federal Reserve indicated that it may begin to reduce its quantitative easing program later this year if current positive trends continue. With this news, long-term interest rates jumped from historic lows and stocks fell, with the U.S. equity market in June posting a monthly loss for the first time this year. International markets, facing a range of issues, also declined.

While the Fed’s announcement initially made investors skittish, we are encouraged that the central bank is seeing steady economic growth and low inflation. These conditions have helped lift equity market averages to near all-time highs, and a continuation of current trends could be supportive for investments. The Fed has said that any tapering will be done in a way that does not threaten the economic recovery.

We believe Putnam’s fundamentally oriented investment approaches are well suited for today’s market environment. By conducting in-depth company and industry research, and through astute analysis of key market and policy-related risks, Putnam’s portfolio managers and research analysts are committed to finding the most attractive opportunities for investors. Integrating new thinking into time-tested strategies may prove particularly beneficial as the economy moves into the next stage of the current recovery.

We believe that, when combined with the guidance of a financial advisor who can help you develop a portfolio that matches your individual goals and tolerance for risk, Putnam’s emphasis on innovative thinking, active investing, and risk management can serve shareholders well.

We would like to extend a welcome to new shareholders of the fund and to thank you for investing with Putnam.

Performance summary (as of 6/30/13)

Investment objective

As high a rate of current income as Putnam Investment Management, LLC believes is consistent with preservation of capital and maintenance of liquidity

Net asset value June 30, 2013

Class IA: $1.00	Class IB: $1.00

Total return at net asset value

			Lipper VP (Underlying
			Funds) — Money
(as of 6/30/13)	Class IA shares*	Class IB shares†	Market Funds

6 months	0.00%	0.00%	–0.02%

1 year	0.01	0.01	–0.03

5 years	1.64	1.37	0.99
Annualized	0.33	0.27	0.20

10 years	18.12	16.34	16.47
Annualized	1.68	1.53	1.53

Life	148.73	143.43	148.39
Annualized	3.65	3.56	3.65

Current yield (as of 6/30/13)

7-day yield
(without subsidy)	–0.33%	–0.58%

7-day yield
(with subsidy)	0.01%	0.01%

For a portion of the periods, the fund had expense limitations or waivers, without which returns would have been lower.

* Class inception date: February 1, 1988.

† Class inception date: April 30, 1998.

The 7-day yield is the most common gauge for measuring money market mutual fund performance. Yield reflects current performance more closely than total return.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Performance of class IB shares before their inception is derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Portfolio composition

Other commercial paper	22.2%

Government agency repurchase agreement	17.0%

Asset-backed commercial paper	13.0%

Certificate of deposit	12.9%

Financial company commercial paper	12.0%

Variable rate demand note	7.8%

Investment company	4.1%

Government agency debt	3.2%

Treasury debt	2.9%

Other repurchase agreement	2.0%

Other note	1.5%

Other municipal debt	1.0%

Other instrument — non U.S. sovereign instrumentality	0.9%

Cash and net other assets	–0.5%

Allocations are represented as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

The cash and net other assets category may show a negative market value percentage as a result of the timing of trade date versus settlement date transactions.

Putnam VT Money Market Fund 1

Report from your fund’s managers

How would you characterize the economic and market environment for the six months ended June 30, 2013?

Continued evidence of a slowly improving U.S. economy fueled a modest rally across fixed-income sectors into the spring months. However, in May, the market environment became less hospitable, as investors took profits and fears of higher interest rates weighed on sentiment. The debate that began in May about when the Fed would begin to taper its bond-buying program intensified in June, when Fed Chairman Ben Bernanke announced that the central bank could begin scaling back its stimulus program later in 2013 and end it by mid 2014, sooner than investors expected. During this time, interest rates rose and yield curves steepened globally. By period-end, some calm had returned to the markets as the Fed clarified its stance, stating that monetary policy would remain highly accommodative until the economy was back on its feet.

Money market instruments were affected less by the market volatility given their shorter-term focus, and, accordingly, stood up to their reputation as being a safe harbor in times of market turmoil.

What was your strategy to capture income amid the volatility?

Fed Chairman Bernanke’s comments about the future course of interest-rate policy did not have the same effect on shorter-maturity money market instruments as they did on longer-dated securities. In fact, the short end of the yield curve tightened during the last three months of the period, as the seasonal supply of Treasury bills matured and Fed policy continued to hold short-term interest rates close to zero.

In this challenging environment, we look for investments that allow us to extend maturities further out on the money market yield curve to lock in attractive rates for longer periods of time. Accordingly, we reallocated proceeds from maturing repurchase agreements, which experienced a decline in yields, into municipal securities, such as municipal commercial paper and variable rate demand notes, which offered more competitive yields.

Which fund holdings exemplified your strategy during the period?

We think that underlying bank fundamentals are strong and have invested in what we believe are large, creditworthy banks, such as Bank of Nova Scotia and Australia and New Zealand Banking Group. We believe these banks’ asset-quality measures are improving and profits are being retained to help build capital. The fund also held commercial paper issued by Toyota Motor Credit Corp., which has benefited from the continued recovery in industry-wide vehicle sales across the United States as well as from favorable new product launches.

We continue to find attractive opportunities in the first-tier corporate and asset-backed commercial paper market, including Thunder Bay Funding and Jupiter Securitization. We also found several investments in the tax-exempt commercial paper market, which offered attractive rates relative to taxable money market securities and added security diversification. The fund’s investments in Texas A&M, Yale, and Johns Hopkins Universities exemplify our strategy.

Could you bring us up to date on the Securities and Exchange Commission’s [SEC’s] efforts to improve the functioning of the money markets?

In June, the SEC released a new proposal for money market funds to address structural vulnerabilities that include possibilities of a floating net asset value for some money funds, establishing liquidity fees and redemption gates, or a combination of these that could be used under certain circumstances. The industry, investors, and issuers have until September 17, 2013, to submit comments, and we could potentially see a new amendment by early 2014. In addition to being potentially expensive and difficult to implement, there is some debate as to whether these reforms would adequately make money market funds less susceptible to investors withdrawing their investments in a financial crisis. We will continue to closely monitor developments and their impact on our shareholders.

What is your outlook for interest rates?

There has been some market concern over the Fed’s next policy move. We believe that the Fed has recognized that the economy is in a much healthier state than when the latest round of quantitative easing began, and that if this pace of improvement continues, it would be prudent to begin to draw the program to a close. This has generated uncertainty about when the Fed might begin to phase out its purchases, at what pace, and how quickly this will be followed by monetary tightening in the form of a rise in the federal funds rate. There is less clarity about these issues than investors wish for, because these decisions largely depend on the pace at which the economy improves. If our forecast proves correct, we think the Fed will begin to taper in September or October 2013, and that asset purchases will end some six months or so later. This would end a period of monetary expansion and move the Fed to a neutral stance. We believe that many more months will elapse before outright tightening would begin.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. Although the fund seeks to preserve a $1.00 per share value, issuer credit quality and interest-rate risks exist, and it is possible to lose money by investing in this fund. Inflation’s effects may erode your investment’s value over time. Money market values typically rise and fall in response to changes in interest rates. Although the fund only buys high-quality investments, investments backed by a letter of credit carry the risk of the provider failing to fulfill its obligations to the issuer.

2 Putnam VT Money Market Fund

Your fund’s managers

Portfolio Manager Joanne M. Driscoll is a CFA charterholder. She joined Putnam in 1995 and has been in the investment industry since 1992.

Portfolio Manager Jonathan M. Topper has been in the investment industry since he joined Putnam in 1990.

Your fund’s managers may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

Putnam VT Money Market Fund 3

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from January 1, 2013, to June 30, 2013. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 6/30/13		for the 6 months ended 6/30/13

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*	$0.89	$0.89	$0.90	$0.90

Ending value
(after expenses)	$1,000.00	$1,000.00	$1,023.90	$1,023.90

Annualized
expense ratio†	0.18%	0.18%	0.18%	0.18%

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/13. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

†For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights. Reflects a voluntary waiver of certain fund expenses.

4 Putnam VT Money Market Fund

The fund’s portfolio 6/30/13 (Unaudited)

MUNICIPAL BONDS		Maturity		Principal
AND NOTES (22.0%)*	Yield (%)	date	Rating**	amount	Value

California (0.3%)
California Educational
Facilities Authority
Commercial Paper
(Stanford University),
Ser. STAN	0.100	8/6/13	P–1	$600,000	$600,000

					600,000
Connecticut (1.5%)
State of Connecticut
Health & Education
Facilities Authority
Commercial Paper
(Yale University),
Ser. S-2	0.110	9/3/13	P–1	500,000	500,000

State of Connecticut
Health & Education
Facilities Authority
Commercial Paper
(Yale University),
Ser. S-2	0.110	7/2/13	P–1	2,400,000	2,400,000

					2,900,000
District of Columbia (0.8%)
American University
Commercial Paper,
Ser. A	0.170	7/17/13	P–1	575,000	574,957

American University
Commercial Paper,
Ser. A	0.120	7/8/13	P–1	1,000,000	999,977

					1,574,934
Illinois (0.9%)
Illinois State
Educational Facilities
Authority VRDN (Lake
Forest Open
Lands) (Northern
Trust Co. (LOC)) M	0.090	8/1/33	A–1+	1,000,000	1,000,000

Illinois State
Educational Facilities
Authority VRDN
(University
of Chicago), Ser. B M	0.060	7/1/33	VMIG1	650,000	650,000

					1,650,000
Indiana (0.3%)
Indiana Finance
Authority Commercial
Paper, Ser. D-2	0.150	9/5/13	P–1	675,000	675,000

					675,000
Kentucky (1.1%)
Kentucky State Economic
Development Finance
Authority VRDN
(Catholic Health),
Ser. C M	0.050	5/1/34	VMIG1	2,100,000	2,100,000

					2,100,000
Maryland (2.1%)
County of Howard
Commercial Paper,
Ser. 11	0.130	7/8/13	P–1	1,250,000	1,250,000

Johns Hopkins University
Commercial Paper,
Ser. B	0.150	7/16/13	P–1	1,250,000	1,250,000

MUNICIPAL BONDS		Maturity		Principal
AND NOTES (22.0%)* cont.	Yield (%)	date	Rating**	amount	Value

Maryland cont.
Johns Hopkins University
Commercial Paper,
Ser. C	0.140	9/17/13	P–1	$800,000	$800,000

Johns Hopkins University
Commercial Paper,
Ser. B	0.110	10/1/13	P–1	805,000	805,000

					4,105,000
Michigan (0.7%)
Trinity Health
Corporation Commercial
Paper	0.140	9/18/13	P–1	1,275,000	1,274,608

					1,274,608
Minnesota (0.5%)
Rochester Health Care
Facilities VRDN
(Mayo Clinic), Ser. B M	0.050	11/15/38	VMIG1	950,000	950,000

					950,000
Nevada (0.9%)
Reno Sales Tax VRDN
(Reno Trans. Rail
Access Corridor
(ReTRAC)) M	0.060	6/1/42	VMIG1	1,825,000	1,825,000

					1,825,000
New Jersey (0.8%)
Princeton University
Commercial Paper	0.140	8/1/13	P–1	1,625,000	1,625,000

					1,625,000
North Carolina (1.3%)
Duke University Commercial
Paper, Ser. B-98	0.150	9/19/13	P–1	1,400,000	1,399,533

Wake County VRDN,
Ser. B M	0.040	3/1/24	VMIG1	500,000	500,000

Wake County VRDN,
Ser. A M	0.050	3/1/26	VMIG1	600,000	600,000

					2,499,533
Ohio (0.5%)
Ohio State VRDN
(Infrastructure
Improvement), Ser. B M	0.030	8/1/17	VMIG1	915,000	915,000

					915,000
Texas (6.6%)
Board of Regents
of Texas Tech
University Revenue
Financing System
Commercial Paper	0.140	8/1/13	P–1	1,025,000	1,025,000

Board of Regents
of Texas Tech
University Revenue
Financing System
Commercial Paper,
Ser. A	0.140	7/3/13	P–1	750,000	750,000

Board of Regents
of Texas Tech
University Revenue
Financing System
Commercial Paper,
Ser. A	0.130	9/10/13	P–1	525,000	525,000

Harris County Cultural
Education Facilities
Finance Corporation
VRDN (The Methodist
Hospital), Ser. C-1 M	0.050	12/1/24	A–1+	1,450,000	1,450,000

Putnam VT Money Market Fund 5

MUNICIPAL BONDS		Maturity		Principal
AND NOTES (22.0%)* cont.	Yield (%)	date	Rating**	amount	Value

Texas cont.
Harris County Health
Facilities Development
Corporation VRDN
(Texas Childrens),
Ser. B-1 M	0.070	10/1/29	VMIG1	$470,000	$470,000

Texas Public Finance
Authority Commercial
Paper, Ser. 03	0.180	7/9/13	P–1	675,000	675,000

The Board of Regents
of The Texas A&M
University System
Commercial Paper	0.140	7/3/13	P–1	1,250,000	1,250,000

The Board of Regents
of The Texas A&M
University System
Commercial Paper,
Ser. B	0.140	7/3/13	P–1	1,000,000	1,000,000

The Board of Regents
of The Texas A&M
University System
Commercial Paper,
Ser. B	0.120	7/3/13	P–1	650,000	650,000

Texas State Transportation
Revenue Notes	2.500	8/30/13	MIG1	2,000,000	2,007,646

University of Texas
System Board of Regents
Revenue Finance System
Commercial Paper Ser. A	0.150	9/4/13	P–1	1,965,000	1,965,000

University of Texas
System Board of Regents
Revenue Finance System
Commercial Paper	0.150	9/3/13	P–1	500,000	500,000

University of Texas
System Board of Regents
Revenue Financing
System Commercial
Paper, Ser. B	0.130	9/10/13	P–1	475,000	475,000

					12,742,646
Utah (1.4%)
Murray City Hospital
VRDN (IHC Health
Services
Incorporation), Ser. C M	0.050	5/15/36	A–1+	2,650,000	2,650,000

					2,650,000
Virginia (1.3%)
Regents of University
of Virginia Commercial
Paper, Ser. 03-A	0.160	9/4/13	P–1	500,000	500,000

The Rector and Visitors
of The University
of Virginia Commercial
Paper, Ser. 03-A	0.110	10/2/13	P–1	2,000,000	2,000,000

					2,500,000
Wisconsin (1.0%)
Wisconsin State Health &
Educational Facilities
Authority VRDN (Wheaton
Franciscan Services),
Ser. B (U.S. Bank,
N.A. (LOC)) M	0.060	8/15/33	VMIG1	2,040,000	2,040,000

					2,040,000

Total municipal bonds and notes (cost $42,626,721)					$42,626,721

COMMERCIAL		Maturity	Principal
PAPER (21.7%)*	Yield (%)	date	amount	Value

Bank of Nova Scotia
(Canada)	0.230	9/9/13	$1,500,000	$1,499,332

Barclays Bank PLC 144A,
Ser. 10-1 (United Kingdom)	0.160	7/22/13	1,000,000	999,907

Canada (Government of)
(Canada)	0.170	10/9/13	1,050,000	1,049,504

Chevron Corp.	0.090	8/29/13	1,900,000	1,899,720

COFCO Capital Corp.
(Rabobank Nederland, NY
Branch (LOC))	0.210	7/11/13	1,250,000	1,249,927

Commonwealth Bank
of Australia 144A
(Australia)	0.293	3/28/14	1,025,000	1,025,000

DnB Bank ASA 144A
(Norway)	0.270	8/7/13	1,200,000	1,199,667

Export Development
Canada (Canada)	0.150	11/21/13	700,000	699,583

General Electric
Capital Corp.	0.230	7/22/13	2,650,000	2,649,644

HSBC USA, Inc.
(United Kingdom)	0.370	8/16/13	1,350,000	1,349,362

HSBC USA, Inc.
(United Kingdom)	0.290	7/10/13	925,000	924,933

HSBC USA, Inc.
(United Kingdom)	0.280	10/2/13	725,000	724,476

ICICI Bank, Ltd./Hong
Kong (Hong Kong)	0.703	7/23/13	550,000	549,892

ICICI Bank, Ltd./Hong
Kong (Hong Kong)	0.220	7/24/13	350,000	349,951

JPMorgan Chase & Co.	0.500	11/7/13	2,000,000	1,998,208

Lloyds TSB Bank, PLC
(United Kingdom)	0.140	8/1/13	975,000	974,882

National Australia
Funding Delaware, Inc.	0.190	8/26/13	1,900,000	1,899,438

National Australia
Funding Delaware, Inc.	0.165	8/21/13	1,000,000	999,766

President and Fellows
of Harvard College	0.110	7/8/13	1,625,000	1,624,965

Prudential PLC 144A
(United Kingdom)	0.230	9/20/13	2,025,000	2,023,952

RBS Holdings USA, Inc.	0.140	7/17/13	850,000	849,947

Roche Holdings, Inc.
(Switzerland)	0.106	7/16/13	2,950,000	2,949,869

Standard Chartered
Bank/New York	0.260	7/1/13	800,000	800,000

Standard Chartered
Bank/New York 144A	0.220	8/7/13	1,100,000	1,099,751

State Street Corp.	0.200	8/8/13	2,000,000	1,999,578

Sumitomo Mitsui
Banking Corp. (Japan)	0.250	8/13/13	1,100,000	1,099,672

Sumitomo Mitsui
Banking Corp. (Japan)	0.230	7/9/13	900,000	899,954

Sumitomo Mitsui
Banking Corp. (Japan)	0.175	7/29/13	1,000,000	999,864

Svenska Handelsbanken,
Inc. 144A (Sweden)	0.250	10/2/13	950,000	949,386

Toyota Credit
Canada, Inc. (Canada)	0.180	9/12/13	2,150,000	2,149,215

Toyota Motor Credit Corp.	0.200	11/25/13	775,000	774,367

Wal-Mart Stores, Inc.	0.110	7/30/13	1,950,000	1,949,827

Total commercial paper (cost $42,213,539)				$42,213,539

6 Putnam VT Money Market Fund

REPURCHASE AGREEMENTS (19.0%)*	Principal amount	Value

Interest in $45,850,000 joint tri-party repurchase
agreement dated 6/28/13 with BNP Paribas
Securities Corp. due 7/1/13 — maturity value of
$1,500,016 for an effective yield of 0.13%
(collateralized by various corporate bonds and
notes with coupon rates ranging from zero% to
9.875% and due dates ranging from 1/30/14 to
7/1/42, valued at $48,142,501)	$1,500,000	$1,500,000

Interest in $281,429,000 joint tri-party repurchase
agreement dated 6/28/13 with Citigroup Global
Markets, Inc./Salomon Brothers due 7/1/13 —
maturity value of $9,000,105 for an effective yield
of 0.14% (collateralized by various mortgage backed
securities with coupon rates ranging from 1.847% to
6.033% and due dates ranging from 9/1/15 to 9/1/44,
valued at $287,057,580)	9,000,000	9,000,000

Interest in $71,600,000 joint tri-party repurchase
agreement dated 6/28/13 with Credit Suisse
Securities (USA) due 7/1/13 — maturity value of
$2,450,027 for an effective yield of 0.13%
(collateralized by various corporate bonds and
notes with coupon rates ranging from 2.90% to
9.00% and due dates ranging from 3/23/15 to
12/15/66, valued at $75,181,484)	2,450,000	2,450,000

Interest in $176,426,000 joint tri-party repurchase
agreement dated 6/28/13 with Merrill Lynch, Pierce,
Fenner and Smith Inc. due 7/1/13 — maturity value
of $9,051,113 for an effective yield of 0.15%
(collateralized by various mortgage backed securities
with coupon rates ranging from 2.50% to 6.00% and
due dates ranging from 10/1/18 to 6/1/43, valued
at $179,954,521)	9,051,000	9,051,000

Interest in $273,658,000 joint tri-party repurchase
agreement dated 6/28/13 with RBC Capital Markets,
LLC due 7/1/13 — maturity value of $9,000,098 for an
effective yield of 0.13% (collateralized by a mortgage
backed security with a coupon rate of 4.00% and a due
date of 5/20/42, valued at $279,134,184)	9,000,000	9,000,000

Interest in $52,225,000 joint tri-party term repurchase
agreement dated 4/18/13 with RBC Capital Markets,
LLC due 7/18/13 — maturity value of $1,975,790 for an
effective yield of 0.16% (collateralized by various
mortgage-backed securities with coupon rates ranging
from 3.00% to 4.00% and due dates ranging from
10/1/32 to 2/1/42, valued at $53,286,783)	1,975,000	1,975,000

Interest in $81,750,000 joint tri-party term repurchase
agreement dated 4/9/13 with RBC Capital Markets,
LLC due 7/10/13 — maturity value of $2,025,768 for
an effective yield of 0.15% (collateralized by various
mortgage-backed securities with coupon rates ranging
from 2.50% to 3.50% and due dates ranging from
4/1/28 to 5/1/43, valued at $83,413,491)	2,025,000	2,025,000

Interest in $80,050,000 joint tri-party term repurchase
agreement dated 5/29/13 with RBC Capital Markets,
LLC due 8/28/13 — maturity value of $1,950,536 for
an effective yield of 0.11% (collateralized by various
mortgage backed securities with coupon rates ranging
from 2.10% to 6.50% and due dates ranging from
4/1/20 to 6/1/43, valued at $81,658,985)	1,950,000	1,950,000

Total repurchase agreements (cost $36,951,000)		$36,951,000

ASSET-BACKED
COMMERCIAL		Maturity	Principal
PAPER (13.0%)*	Yield (%)	date	amount	Value

Alpine Securitization
Corp. (Switzerland)	0.140	7/19/13	$985,000	$984,931

Bedford Row Funding Corp.	0.180	9/9/13	1,050,000	1,049,633

Chariot Funding, LLC
144A (JPMorgan Chase
Bank (LOC))	0.250	11/5/13	900,000	899,206

Chariot Funding, LLC
144A (JPMorgan Chase
Bank (LOC))	0.120	7/11/13	2,000,000	1,999,933

CHARTA, LLC	0.220	8/1/13	975,000	974,815

CIESCO, LP	0.170	7/9/13	975,000	974,963

Fairway Finance, LLC
(Canada)	0.180	7/22/13	250,000	249,974

Fairway Finance, LLC
144A (Canada)	0.214	10/9/13	1,375,000	1,375,000

Gotham Funding Corp.
(Japan)	0.190	9/16/13	400,000	399,837

Gotham Funding Corp.
(Japan)	0.190	8/15/13	2,510,000	2,509,404

Jupiter Securitization
Co., LLC	0.240	11/25/13	3,000,000	2,997,060

Old Line Funding, LLC	0.210	8/1/13	1,530,000	1,529,723

Old Line Funding, LLC 144A	0.160	8/5/13	1,400,000	1,399,782

Regency Markets No.
1, LLC 144A	0.170	7/22/13	2,925,000	2,924,710

Sheffield
Receivables Corp.
(United Kingdom)	0.150	7/18/13	1,000,000	999,929

Thunder Bay Funding, LLC	0.200	8/23/13	1,900,000	1,899,441

Thunder Bay Funding, LLC	0.200	8/9/13	1,115,000	1,114,758

Working Capital
Management Co. (Japan)	0.180	7/8/13	975,000	974,966

Total asset-backed commercial paper (cost $25,258,065)				$25,258,065

CERTIFICATES OF	Interest	Maturity	Principal
DEPOSIT (12.9%)*	rate (%)	date	amount	Value

Australia & New Zealand
Banking Group, Ltd.
(Australia)	0.220	9/3/13	$3,100,000	$3,100,000

Bank of America, NA	0.190	7/22/13	975,000	975,000

Bank of Montreal/
Chicago, IL (Canada)	0.170	9/23/13	1,300,000	1,300,000

Bank of Nova
Scotia/Houston FRN	0.623	9/17/13	1,500,000	1,501,030

Canadian Imperial Bank
of Commerce/New York,
NY FRN (Canada)	0.423	9/16/13	3,000,000	3,001,292

Citibank, N.A.	0.180	8/1/13	975,000	975,000

DnB Bank ASA/New York,
NY (Norway)	0.270	10/2/13	1,785,000	1,785,000

JPMorgan Chase Bank, NA	0.250	9/18/13	900,000	900,000

Nordea Bank Finland
PLC/New York	0.250	9/12/13	2,225,000	2,225,000

Royal Bank of Canada/New
York, NY FRN (Canada)	0.303	6/24/14	1,900,000	1,900,000

Svenska Handelsbanken/
New York, NY (Sweden)	0.255	7/15/13	2,050,000	2,050,028

Toronto-Dominion Bank/NY
FRN (Canada)	0.276	10/21/13	2,500,000	2,500,000

Westpac Banking Corp./NY
FRN (Australia)	1.029	7/10/13	2,900,000	2,900,637

Total certificates of deposit (cost $25,112,987)				$25,112,987

Putnam VT Money Market Fund 7

SHORT-TERM INVESTMENT FUND (4.1%)*			Shares	Value

Putnam Money Market
Liquidity Fund 0.06% L			8,000,000	$8,000,000

Total short-term investment fund (cost $8,000,000)				$8,000,000

U.S. GOVERNMENT
AGENCY	Interest	Maturity	Principal
OBLIGATIONS (3.2%)*	rate (%)	date	amount	Value

Federal Home Loan Bank
sr. unsec. bonds	0.170	9/20/13	$2,000,000	$1,999,978

Federal Home Loan Bank
unsec. bonds	0.400	7/9/13	1,000,000	1,000,055

Federal Home Loan
Mortgage Corp.
unsec. notes	0.130	2/7/14	2,000,000	1,999,782

Federal National
Mortgage Association
unsec. notes	0.500	8/9/13	1,250,000	1,250,458

Total U.S. government agency obligations (cost $6,250,273)				$6,250,273

U.S. TREASURY		Maturity	Principal
OBLIGATIONS (2.9%)*	Yield (%)	date	amount	Value

U.S. Treasury Bills	0.150	1/9/14	$2,540,000	$2,537,968

U.S. Treasury Bills	0.147	6/26/14	2,000,000	1,997,050

U.S. Treasury Bills	0.131	8/22/13	1,050,000	1,049,803

Total U.S. treasury obligations (cost $5,584,821)				$5,584,821

CORPORATE BONDS	Interest	Maturity	Principal
AND NOTES (1.5%)*	rate (%)	date	amount	Value

Nordea Bank AB 144A
sr. unsec. notes FRN
(Sweden)	1.177	1/14/14	$400,000	$401,979

Toronto-Dominion Bank
(The) sr. unsec.
unsub. notes FRN,
Ser. MTN (Canada)	0.456	7/26/13	500,000	500,079

Wachovia Corp.
sr. unsec. notes MTN,
Ser. G	5.700	8/1/13	550,000	552,499

Wells Fargo Bank, NA
sr. unsec. notes FRN
Ser. MTN M	0.323	7/15/19	1,500,000	1,500,000

Total corporate bonds and notes (cost $2,954,557)				$2,954,557

Total investments (cost $194,951,963)				$194,951,963

Key to holding’s abbreviations

FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
LOC	Letter of Credit
MTN	Medium Term Notes
VRDN	Variable Rate Demand Notes, which are floating-rate securities with long-term maturities, that carry coupons that reset every one or seven days. The rate shown is the current interest rate at the close of the reporting period.

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2013 through June 30, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

*Percentages indicated are based on net assets of $194,116,040

**The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims-paying ability available at the close of the reporting period, if higher than the rating of the direct issuer of the bond, and does not reflect any subsequent changes. Security ratings are defined in the Statement of Additional Information.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

M The security’s effective maturity date is less than one year.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	74.7%	Switzerland	2.0%

Canada	8.3	Sweden	1.8

United Kingdom	4.1	Norway	1.5

Australia	3.6	Hong Kong	0.5

Japan	3.5	Total	100.0%

8 Putnam VT Money Market Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed commercial paper	$—	$25,258,065	$—

Certificates of deposit	—	25,112,987	—

Commercial paper	—	42,213,539	—

Corporate bonds and notes	—	2,954,557	—

Municipal bonds and notes	—	42,626,721	—

Repurchase agreements	—	36,951,000	—

Short-term investment fund	8,000,000	—	—

U.S. government agency obligations	—	6,250,273	—

U.S. treasury obligations	—	5,584,821	—

Totals by level	$8,000,000	$186,951,963	$—

The accompanying notes are an integral part of these financial statements.

Putnam VT Money Market Fund 9

Statement of assets and liabilities
6/30/13 (Unaudited)

Assets

Investment in securities, at value (Note 1):

Unaffiliated issuers (identified cost $150,000,963)	$150,000,963

Affiliated issuers (identified cost $8,000,000) (Notes 1 and 5)	8,000,000

Repurchase agreements (identified cost $36,951,000)	36,951,000

Cash	683

Interest and other receivables	121,170

Receivable for shares of the fund sold	256,481

Receivable for investments sold	85,000

Total assets	195,415,297

Liabilities

Payable for investments purchased	974,882

Payable for shares of the fund repurchased	166,708

Payable for compensation of Manager (Note 2)	4,335

Payable for custodian fees (Note 2)	5,746

Payable for investor servicing fees (Note 2)	16,285

Payable for Trustee compensation and expenses (Note 2)	98,633

Payable for administrative services (Note 2)	341

Distributions payable to shareholders	107

Other accrued expenses	32,220

Total liabilities	1,299,257

Net assets	$194,116,040

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$194,351,269

Accumulated net realized loss on investments (Note 1)	(235,229)

Total — Representing net assets applicable to capital shares outstanding	$194,116,040

Computation of net asset value Class IA

Net assets	$95,881,673

Number of shares outstanding	96,005,919

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$1.00

Computation of net asset value Class IB

Net assets	$98,234,367

Number of shares outstanding	98,366,720

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$1.00

The accompanying notes are an integral part of these financial statements.

10 Putnam VT Money Market Fund

Statement of operations
Six months ended 6/30/13 (Unaudited)

Investment income

Interest (including interest income of $1,610 from investments in affiliated issuers) (Note 5)	$188,320

Expenses

Compensation of Manager (Note 2)	290,968

Investor servicing fees (Note 2)	100,699

Custodian fees (Note 2)	6,854

Trustee compensation and expenses (Note 2)	8,863

Distribution fees (Note 2)	131,002

Administrative services (Note 2)	2,269

Other	48,313

Fees waived and reimbursed by Manager (Note 2)	(410,630)

Total expenses	178,338

Expense reduction (Note 2)	(15)

Net expenses	178,323

Net investment income	9,997

Net realized gain on investments (Notes 1 and 3)	4,035

Net gain on investments	4,035

Net increase in net assets resulting from operations	$14,032

Statement of changes in net assets

	Six months ended	Year ended
	6/30/13*	12/31/12

Decrease in net assets

Operations:

Net investment income	$9,997	$23,013

Net realized gain on investments	4,035	10,685

Net increase in net assets resulting from operations	14,032	33,698

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(4,740)	(10,866)

Class IB	(5,257)	(12,147)

Decrease from capital share transactions (Note 4)	(19,933,420)	(43,161,473)

Total decrease in net assets	(19,929,385)	(43,150,788)

Net assets:

Beginning of period	214,045,425	257,196,213

End of period	$194,116,040	$214,045,425

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Putnam VT Money Market Fund 11

Financial highlights (For a common share outstanding throughout the period)

					LESS				RATIOS AND SUPPLEMENTAL
INVESTMENT OPERATIONS:					DISTRIBUTIONS:				DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)	Net realized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Net asset value, end of period	Total return at net asset value (%)[a,b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[a,c]	Ratio of net investment income (loss) to average net assets (%)

Class IA

6/30/13†	$1.00	—[d]	—[d]	—[d]	—[d]	—[d]	$1.00	—*	$95,882	.09*e	—*e,f

12/31/12	1.00	.0001	—[d]	.0001	(.0001)	(.0001)	1.00	.01	99,707	.24[e]	.01[e]

12/31/11	1.00	.0001	.0001	.0002	(.0001)	(.0001)	1.00	.01	123,847	.20[e]	.01[e]

12/31/10	1.00	.0003	(.0004)	(.0001)	(.0004)	(.0004)	1.00	.03	138,561	.26[e]	.03[e]

12/31/09	1.00	.0036	—[d]	.0036	(.0035)	(.0035)	1.00	.35	178,927	.47[e,g]	.39[e,g]

12/31/08	1.00	.0279	(.0003)	.0276	(.0279)	(.0279)	1.00	2.83	251,780	.47[g]	2.78[g]

Class IB

6/30/13†	$1.00	—[d]	—[d]	—[d]	—[d]	—[d]	$1.00	—*	$98,234	.09*e	—*e,f

12/31/12	1.00	.0001	—[d]	.0001	(.0001)	(.0001)	1.00	.01	114,339	.24[e]	.01[e]

12/31/11	1.00	.0001	.0001	.0002	(.0001)	(.0001)	1.00	.01	133,349	.20[e]	.01[e]

12/31/10	1.00	.0003	(.0004)	(.0001)	(.0004)	(.0004)	1.00	.03	163,998	.26[e]	.03[e]

12/31/09	1.00	.0022	—[d]	.0022	(.0021)	(.0021)	1.00	.21	191,806	.62[e,g]	.24[e,g]

12/31/08	1.00	.0254	(.0003)	.0251	(.0254)	(.0254)	1.00	2.57	220,510	.72[g]	2.54[g]

* Not annualized.

† Unaudited.

a The charges and expenses at the insurance company separate account level are not reflected.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements (Note 2).

d Amount represents less than $0.0001 per share.

e Reflects a voluntary waiver of certain fund expenses in effect during the period relating to the enhancement of certain annualized net yields of the fund. As a result of such waivers, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

	6/30/13	12/31/12	12/31/11	12/31/10	12/31/09

Class IA	0.14%	0.22%	0.26%	0.19%	0.07%

Class IB	0.26	0.47	0.51	0.44	0.17

f Amount represents less than 0.01%.

g Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to December 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

12/31/09	0.04%

12/31/08	0.08

The accompanying notes are an integral part of these financial statements.

12 Putnam VT Money Market Fund

Notes to financial statements 6/30/13 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2013 through June 30, 2013.

Putnam VT Money Market Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity. The fund invests mainly in money market instruments that are high-quality and have short-term maturities. The fund invests significantly in certificates of deposit, commercial paper (including asset-backed commercial paper), U.S. government debt and repurchase agreements, corporate obligations and bankers acceptances. The fund may also invest in U.S. dollar denominated foreign securities of these types. Putnam Management may consider, among other factors, credit and interest rate risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation The valuation of the fund’s portfolio instruments is determined by means of the amortized cost method (which approximates market value) as set forth in Rule 2a-7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Premiums and discounts from purchases of short-term investments are amortized/accreted at a constant rate until maturity. Gains or losses on securities sold are determined on the identified cost basis.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At December 31, 2012, the fund had a capital loss carryover of $239,264 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$104,784	N/A	$104,784	12/31/16

134,480	N/A	134,480	12/31/18

Putnam VT Money Market Fund 13

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a financial reporting and tax basis is the same.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 36.1% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.440%	of the first $5 billion,
0.390%	of the next $5 billion,
0.340%	of the next $10 billion,
0.290%	of the next $10 billion,
0.240%	of the next $50 billion,
0.220%	of the next $50 billion,
0.210%	of the next $100 billion and
0.205%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses in order to enhance the annualized net yield for the fund. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice.

For the reporting period, Putnam Management waived $410,630 as a result of this waiver, which includes $131,002 of class IB specific distribution fees from the fund, and the net yield at the close of the reporting period was 0.01%.

Effective June 21, 2013, Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL. Prior to June 21, 2013, the annual rate that Putnam Management paid for these services was 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.10% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$47,739
Class IB	52,960

Total	$100,699

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $15 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $146, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class IB	$131,002

Note 3 — Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales (including maturities) of investment securities (all short-term obligations) aggregated $6,575,407,847 and $6,592,873,885, respectively.

14 Putnam VT Money Market Fund

Note 4 — Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Six months ended 6/30/13		Year ended 12/31/12		Six months ended 6/30/13		Year ended 12/31/12

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	19,781,455	$19,781,455	25,221,810	$25,221,810	13,349,888	$13,349,888	31,600,362	$31,600,362

Shares issued in connection with
reinvestment of distributions	4,740	4,740	10,866	10,866	5,257	5,257	12,147	12,147

	19,786,195	19,786,195	25,232,676	25,232,676	13,355,145	13,355,145	31,612,509	31,612,509

Shares repurchased	(23,612,908)	(23,612,908)	(49,378,683)	(49,378,683)	(29,461,852)	(29,461,852)	(50,627,975)	(50,627,975)

Net decrease	(3,826,713)	$(3,826,713)	(24,146,007)	$(24,146,007)	(16,106,707)	$(16,106,707)	(19,015,466)	$(19,015,466)

Note 5 — Transactions with affiliated issuer

Transactions during the reporting period with Putnam Money Market Liquidity Fund, which is under common ownership and control, were as follows:

	Market value at the beginning				Market value at the end of
Name of affiliate	of the reporting period	Purchase cost	Sale proceeds	Investment income	the reporting period

Putnam Money Market Liquidity Fund*	$—	$8,000,000	$—	$1,610	$8,000,000

* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7 — Offsetting of financial and derivative assets and liabilities

		Citigroup Global
	BNP Paribas	Markets, Inc./	Credit Suisse	Merrill Lynch, Pierce,	RBC Capital Markets,
	Securities Corp.	Salomon Brothers	Securities (USA)	Fenner & Smith, Inc.	LLC	Total

Assets:

Repurchase agreements**	$1,500,000	$9,000,000	$2,450,000	$9,051,000	$14,950,000	$36,951,000

Total Assets	$1,500,000	$9,000,000	$2,450,000	$9,051,000	$14,950,000	$36,951,000

Liabilities:

Total Liabilities	$—	$—	$—	$—	$—	$—

Total Financial and Derivative Net Assets	$1,500,000	$9,000,000	$2,450,000	$9,051,000	$14,950,000	$36,951,000

Total collateral received (pledged)##†	$1,500,000	$9,000,000	$2,450,000	$9,051,000	$14,950,000	$36,951,000

Net amount	$—	$—	$—	$—	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities

## Any over-collateralization of total financial and derivative net assets is not shown.

† Additional collateral may be required from certain brokers based on individual agreements

Putnam VT Money Market Fund 15

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2013, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2013, subject to certain changes in the sub-management contract noted below. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements in the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review and discussion by the Trustees, as well as approval by shareholders.

As noted above, the Trustees considered certain administrative revisions to your fund’s sub-management contract. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL from 40 basis points to 25 basis points with respect to the portion of the portfolios of certain funds, including your fund, that may be allocated to PIL from time to time. These revisions had no effect on the management fees paid by your fund to Putnam Management. The Independent Trustees’ approval of this recommendation was based on their conclusion that these changes would have no practical effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented

16 Putnam VT Money Market Fund

an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. In addition, Putnam Management and Putnam Retail Management (“PRM”) voluntarily waived certain fees in order to enhance your fund’s annualized net yield during its fiscal year ending in 2012. This fee waiver was voluntary and may be modified or discontinued at any time without notice. Putnam Management’s support for these expense limitations and waiver, including its agreement to reduce the expense limitation applicable to the open-end funds’ investor servicing fees and expenses as noted above, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 3rd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2012 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2012 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012 — the second time in four years that Putnam Management has achieved this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year,

Putnam VT Money Market Fund 17

three-year, and five-year periods. For a number of Putnam funds with relatively unique investment mandates, the Trustees evaluated performance based on comparisons of their absolute gross returns with the returns of selected investment benchmarks or targeted annualized returns. In the case of your fund, the Trustees considered that its class IA share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper VP (Underlying Funds) — Money Market Funds) for the one-year, three-year and five-year periods ended December 31, 2012 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	Three-year period	Five-year period

1st	2nd	1st

Over the one-year, three-year and five-year periods ended December 31, 2012, there were 94, 91 and 89 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam

Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with PRM, both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

18 Putnam VT Money Market Fund

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Putnam VT Money Market Fund 19

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20 Putnam VT Money Market Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the public reference room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Liaquat Ahamed
Boston, MA 02109	P.O. Box 8383	Ravi Akhoury
	Boston, MA 02266-8383	Barbara M. Baumann
Investment Sub-Manager	1-800-225-1581	Charles B. Curtis
Putnam Investments Limited		Robert J. Darretta
57–59 St James’s Street	Custodian	Katinka Domotorffy
London, England SW1A 1LD	State Street Bank and Trust Company	John A. Hill
Paul L. Joskow
Marketing Services	Legal Counsel	Kenneth R. Leibler
Putnam Retail Management	Ropes & Gray LLP	Robert E. Patterson
One Post Office Square		George Putnam, III
Boston, MA 02109		Robert L. Reynolds
W. Thomas Stephens

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT Money Market Fund 21

This report has been prepared for the shareholders	H517
of Putnam VT Money Market Fund.	282489 8/13

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: August 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: August 29, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: August 29, 2013